LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


COLLECTION PERIOD:           AUGUST 1-31, 2003                                      PAYMENT DATE:    SEP 15 2003
DETERMINATION DATE:          SEP 09 2003                                            REPORT BRANCH:   2032

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                              TOTAL       CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                           100.00%          19.20%          33.68%          17.60%          29.52%
Original Pool Balance                                250,000,000.00   48,000,000.00   84,200,000.00   44,000,000.00   73,800,000.00
Note Balance Total                                   250,000,000.00   48,000,000.00   84,200,000.00   44,000,000.00   73,800,000.00
Number of Contracts                                          14,350
Class Pass Through Rates                                                     0.990%          1.114%          1.575%          2.178%
Servicing Fee Rate                                         2.20000%
Indenture Trustee Fee                                      0.00350%
Custodian Fee                                              0.02000%
Backup Servicer Fee                                        0.02150%
Insurance Premium Fee                                      0.35000%
Class C Certificate Rate                                   5.00000%

Initial Weighted Average APR                              11.33010%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                               0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio        11.33010%
Initial Weighted Average Remaining Term                       64.05
Initial Weighted Average Original Term                        67.89


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                             TOTAL       CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance                                   236,573,932.61   34,573,932.13   84,200,000.00   44,000,000.00   73,800,000.00
Total Note Balance                                   233,586,695.48   31,586,695.48   84,200,000.00   44,000,000.00   73,800,000.00

EOP:
Number of Current Month Closed Contracts                        218
Number of Reopened Loans                                          -
Number of Contracts - EOP                                    13,682
Total Pool Balance - EOP                             230,372,065.85   28,372,065.37   84,200,000.00   44,000,000.00   73,800,000.00
Total Note Balance - EOP                             226,186,035.36   24,186,035.36   84,200,000.00   44,000,000.00   73,800,000.00

Class Collateral Pool Factors                            0.90474414      0.50387574      1.00000000      1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio               11.30535%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                               0.00001%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio        11.30534%
Weighted Average Remaining Term                               61.75
Weighted Average Original Term                                67.99

Class A Applicable Percentage                            100.00000%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                   CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------

Monthly Payments:            Principal                                                  3,012,575.25
                             Interest                                                   2,156,897.96
Early Payoffs:               Principal Collected                                        2,815,480.20
                             Early Payoff Excess Servicing Compensation                       739.01
                             Early Payoff Principal Net of Rule of 78s Adj.             2,814,741.19            194
                             Interest                                                      29,896.88
Liquidated Receivable:       Principal Collected                                           67,510.77
                             Liquidated Receivable Excess Servicing Compensation                0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.       67,510.77             24
                             Interest                                                         (67.75)
Cram Down Loss:              Principal                                                          0.00
Purchase Amount:             Principal                                                          0.00              0
                             Interest                                                           0.00
                             Total Principal                                            5,894,827.21
                             Total Interest                                             2,186,727.09
                             Total Principal and Interest                               8,081,554.30
Recoveries                                                                                148,824.14
Excess Servicing Compensation                                                                 739.01
Late Fees & Miscellaneous Fees                                                             24,729.69
Collection Account Customer Cash                                                        8,255,847.14
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                        5,307.09
Supplemental Enhancement Account Investment Income                                          7,919.25
Available Funds                                                                         8,269,073.48




------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                               AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        8,269,073.48
Monthly Dealer Participation Fee                                               1.77     8,269,071.71           0.00
Prior Unpaid Dealer Participation Fee                                          0.00     8,269,071.71

Servicing Fees:              Current Month Servicing Fee                 433,718.88
                             Prior Period Unpaid Servicing Fee                 0.00
                             Late Fees & Miscellaneous Fees               24,729.69
                             Excess Servicing Compensation                   739.01
                                Total Servicing Fees:                    459,187.58     7,809,884.13           0.00
Indenture Trustee Fee                                                        681.29     7,809,202.84           0.00
Custodian Fee                                                              3,942.90     7,805,259.94           0.00
Backup Servicer Fee                                                        4,238.62     7,801,021.32           0.00
Prior Unpaid Indenture Trustee Fee                                             0.00     7,801,021.32           0.00
Prior Unpaid Custodian Fee                                                     0.00     7,801,021.32           0.00
Prior Unpaid Backup Servicing Fee                                              0.00     7,801,021.32           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B



------------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION     SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:         Current Month                            26,927.66     7,774,093.66           0.00
                                 Prior Carryover Shortfall                     0.00     7,774,093.66
Class A-2 Note Interest:         Current Month                            78,165.67     7,695,927.99           0.00
                                 Prior Carryover Shortfall                     0.00     7,695,927.99
Class A-3 Note Interest:         Current Month                            57,750.00     7,638,177.99           0.00
                                 Prior Carryover Shortfall                     0.00     7,638,177.99
Class A-4 Note Interest:         Current Month                           133,947.00     7,504,230.99           0.00
                                 Prior Carryover Shortfall                     0.00     7,504,230.99
Class A-1 Note Principal:        Current Month                         6,201,866.76     1,302,364.23           0.00
                                 Prior Carryover Shortfall                     0.00     1,302,364.23
Class A-2 Note Principal:        Current Month                                 0.00     1,302,364.23           0.00
                                 Prior Carryover Shortfall                     0.00     1,302,364.23
Class A-3 Note Principal:        Current Month                                 0.00     1,302,364.23           0.00
                                 Prior Carryover Shortfall                     0.00     1,302,364.23
Class A-4 Note Principal:        Current Month                                 0.00     1,302,364.23           0.00
                                 Prior Carryover Shortfall                     0.00     1,302,364.23
Certificate Insurer:             Reimbursement Obligations                     0.00     1,302,364.23           0.00
                                 Premium                                  66,320.58     1,236,043.65           0.00

Class C Interest Payment Amount: Current Month                            41,666.67     1,194,376.98           0.00

                                 Prior Carryover Shortfall                     0.00     1,194,376.98           0.00
Supplemental Enhancement Account Reimbursement                                 0.00     1,194,376.98           0.00
Expenses:                        Trust Collateral Agent                        0.00     1,194,376.98           0.00
                                 Indenture Trustee                             0.00     1,194,376.98           0.00
                                 Backup Servicer                               0.00     1,194,376.98           0.00
                                 Custodian                                     0.00     1,194,376.98           0.00
Distribution to (from) the Spread Account                              1,194,376.98             0.00
Distribution (from) the Supplemental Enhancement Account                       0.00             0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:      BOP Liquidated Receivable Principal Balance      374,550.32
                             Liquidation Principal Proceeds                    67,510.77
                             Principal Loss                                   307,039.55
                             Prior Month Cumulative Principal Loss LTD        140,643.98
                             Cumulative Principal Loss LTD                    447,683.53


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:                 # OF CONTRACTS         AMOUNT         % OF TOTAL POOL BALANCE
Current                                11,259.00       195,139,936.61             84.71%
1-29 Days                               2,251.00        33,211,536.42             14.42%
30-59 Days                                109.00         1,222,474.37              0.53%
60-89 Days                                 42.00           521,693.10              0.23%
90-119 Days                                20.00           270,992.13              0.12%
120 Days or More                            1.00             5,433.22              0.00%
Total                                  13,682.00       230,372,065.85            100.00%


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                      Trigger          Trigger     Event of Default    Event of
                                     Current Month   Threshold          Event          Threshold        Default
Average Delinquency Ratio                 0.49290%     6.00%             NO              8.00%             NO
Cumulative Default Rate                      0.32%     2.42%             NO              2.78%             NO
Cumulative Loss Rate                         0.11%     1.21%             NO              1.53%             NO


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                                RECOVERY INVENTORY
                                    # OF CONTRACTS       AMOUNT*                                        # OF CONTRACTS      AMOUNT*
Prior Month Inventory                       15         310,698.48 Prior Month Inventory                         3         44,563.21
Repurchased                                  0               0.00 Repurchased                                   0              0.00
Adjusted Prior Month Inventory              15         310,698.48 Adjusted Prior Month Inventory                3         44,563.21
Current Month Repos                         26         441,575.73 Current Month Repos                          14        286,754.75
Repos Actually Liquidated                   12         242,366.64 Repos from Trust Liquidation                  0              0.00
Repos Liquidated at 60+ or 150+              0               0.00 Repos Actually Liquidated                    15        289,822.04
Dealer Payoff                                0               0.00 Dealer Payoff                                 0              0.00
Redeemed / Cured                             0               0.00 Redeemed / Cured                              0              0.00
Purchased Repos                              0               0.00 Purchased Repos                               0              0.00
Current Month Inventory                     29         509,907.57 Current Month Inventory                       2         41,495.92

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.



LIQUIDATED RECEIVABLE STATISTICS:

                                    # OF CONTRACTS       AMOUNT
Current Month Balance                       24         374,550.32
Cumulative Balance                          36         541,680.93
Current Month Proceeds                                  67,443.02
Cumulative Proceeds                                     93,524.64
Current Month Recoveries                               148,824.14
Cumulative Recoveries                                  174,176.21



                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES
                                        SALE AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:

                                              Balance          Units                    Balance         Units
Prior Month                                   0.00              0.00                      0.00          0.00
Current Trust Liquidation Balance             0.00              0.00                      0.00          0.00
Current Monthly Principal Payments            0.00
Reopened Loan Due to NSF                      0.00              0.00
Current Repurchases                           0.00              0.00
Current Recovery Sale Proceeds                0.00              0.00
Deficiency Balance of Sold Vehicles           0.00
EOP                                           0.00              0.00                      0.00          0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                        REQUISITE AMOUNT:   5,625,000.00

Total Deposit                                            5,625,000.00
BOP Balance                                              5,625,000.00
Remaining Distribution Amount                            1,194,376.98
Investment Income                                            4,416.38
Current Month Draw                                                  -
EOP Balance Prior to Distribution                        6,823,793.36

Spread Account Release Amount                            1,198,793.36

EOP Balance                                              5,625,000.00

   Class A Principal Payment Amount                      1,198,793.36
Class C Supplemental Interest and Carryover Shortfall               -
   Class R Certificateholder Distribution                           -

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                           10,000,000.00
BOP Balance                                             10,000,000.00
Supplemental Enhancement Account Deposit                            -
Current Month Draw                                                  -
Class C Supplemental Enhancement Amount Before Release  10,000,000.00

Supplemental Enhancement Account Release Amount                     -

EOP Balance                                             10,000,000.00

OVERCOLLATERALIZATION AMOUNT                             4,186,030.49

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                  19,811,030.49               8.60%

REQUIRED TOTAL ENHANCEMENT AMOUNT                       25,340,927.24              11.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                     CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------------
            UP TO MONTH          TRIGGER EVENT     EVENT OF DEFAULT      UP TO MONTH     TRIGGER EVENT    EVENT OF DEFAULT
                  3                  1.21%               1.53%                 3              2.42%             2.78%
                  6                  2.42%               2.79%                 6              4.84%             5.08%
                  9                  3.03%               3.56%                 9              5.75%             6.47%
                 12                  4.84%               5.08%                12              9.08%             9.23%
                 15                  5.50%               5.77%                15             10.45%            10.50%
                 18                  6.60%               6.92%                18             13.20%            12.59%
                 21                  7.20%               8.08%                21             13.85%            14.69%
                 24                  7.98%               8.77%                24             14.50%            15.94%
                 27                  8.49%               9.47%                27             15.44%            17.21%
                 30                  9.26%              10.15%                30             16.83%            18.46%
                 33                  9.77%              10.85%                33             17.77%            19.73%
                 36                 10.29%              11.31%                36             18.70%            20.57%
                 39                 10.55%              11.54%                39             19.18%            20.98%
                 42                 10.80%              12.00%                42             19.64%            21.82%
                 45                 10.80%              12.00%                45             19.64%            21.82%
                 48                 10.80%              12.00%                48             19.64%            21.82%
                 51                 10.80%              12.00%                51             19.64%            21.82%
                 54                 10.80%              12.00%                54             19.64%            21.82%
                 57                 10.80%              12.00%                57             19.64%            21.82%
                 60                 10.80%              12.00%                60             19.64%            21.82%
                 63                 10.80%              12.00%                63             19.64%            21.82%
                 66                 10.80%              12.00%                66             19.64%            21.82%
                 69                 10.80%              12.00%                69             19.64%            21.82%
                 72                 10.80%              12.00%                72             19.64%            21.82%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
            Up to Month          Trigger Event     Event of Default
                 12                  6.00%               8.00%
                 24                  7.00%               9.00%
                 72                  8.00%              10.00%
--------------------------------------------------------------------------------



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2003.





/s/ Marie E. Persichetti
----------------------------
Marie E. Persichetti
Vice President and Treasurer




/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller